April __, 2012

OPPENHEIMER & CO. INC.
JMP Securities LLC
c/o Oppenheimer & Co. Inc.
85 Broad Street
New York, New York 10004

Re:           Private Placement of Securities

Ladies and Gentlemen:

The undersigned understands that Oppenheimer & Co. Inc. and JMP Securities LLC propose to act as placement agents (the “Placement Agents”) for InspireMD, Inc., a Delaware corporation (the “Company”), in connection with a proposed private placement (the “Offering”) of senior secured convertible debentures (the “Debentures”) and warrants to purchase the Company’s common stock, par value $0.0001 per share (the “Common Stock”) (the “Warrants” and together with the Debentures, the “Securities”), of the Company.

In order to induce the Placement Agents to continue their efforts in connection with the Offering, the undersigned hereby agrees that for a period (the “Lock-Up Period”) of thirty (30) days following the date of effectiveness of the registration statement registering the resale of shares of Common Stock issuable upon conversion of the Debentures and shares of Common Stock issuable upon exercise of the Warrants to be filed by the Company with the Securities and Exchange Commission in connection with such Offering, the undersigned will not, without the prior written consent of Oppenheimer & Co. Inc., on behalf of the Placement Agents, directly or indirectly, (1) offer, sell, contract to sell, pledge, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of any shares of the Common Stock, or any securities convertible into or exercisable or exchangeable for the Common Stock (including, without limitation, shares of Common Stock or any such securities which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations promulgated under the Securities Act of 1933, as the same may be amended or supplemented from time to time (such shares or securities, the “Beneficially Owned Shares”)); (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Beneficially Owned Shares, Common Stock, or any securities convertible into or exchangeable for the Common Stock, regardless of whether any such transaction described herein is to be settled by delivery of the Common Stock or such other securities, or by delivery of cash or otherwise; (3) make any demand for, or exercise any right with respect to, the registration of any of the Beneficially Owned Shares, Common Stock or any securities convertible into or exercisable of exchangeable for the Common Stock; or (4) publicly announce any intention to do any of the foregoing; provided, however, that the obligations under this letter agreement (the “Lock-Up Agreement”) shall not apply to any Securities acquired in connection with the Offering.

Notwithstanding the foregoing, the restrictions set forth in clause (1) and (2) above shall not apply to (a) transfers (i) as a bona fide gift or gifts, or by will or intestate succession, provided that the donee or donees or transferee or transferees thereof agree to be bound in writing by the restrictions set forth herein, (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, (iii) with the prior written consent of Oppenheimer & Co. Inc. on behalf of the Placement Agents or (iv) effected pursuant to any exchange of “underwater” options with the Company, (b) the acquisition or exercise of an option or warrant to purchase shares of Common Stock (or any securities convertible into or exercisable or exchangeable for Common Stock), including the sale of a portion of stock to be issued in connection with such exercise to finance a “cashless” exercise, provided that any such shares issued upon exercise of such option or warrant (or any securities convertible into or exercisable or exchangeable for Common Stock) shall continue to be subject to the applicable provisions of this Lock-Up Agreement, (c) the purchase or sale of the Company’s securities pursuant to a plan, contract or instruction that satisfies all of the requirements of Rule 10b5-1(c)(1)(i)(B) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that was in effect prior to the date hereof, or (d) the disposition of shares of Common Stock to satisfy any tax withholding obligations upon the vesting of shares of restricted Common Stock held by the undersigned.  For purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.  None of the restrictions set forth in this Lock-Up Agreement shall apply to Common Stock acquired in open market transactions.  In addition, the undersigned may at any time after the date hereof enter into a trading plan or modify an existing trading plan that satisfies all of the requirements of Rule 10b5-1(c)(1)(i)(B) under the Exchange Act if then permitted by the Company and applicable law; provided that the Common Stock or other securities subject to such trading plans may not be sold during the Lock-Up Period.  Moreover, if the undersigned is a partnership, limited liability company, trust, corporation or similar entity, it may distribute the Common Stock or Beneficially Owned Shares to its partners, members or stockholders, or to affiliates under the control of the undersigned; provided, however, that in each such case, prior to any such transfer, each transferee shall execute a duplicate form of this Lock-Up Agreement or execute an agreement, reasonably satisfactory to Oppenheimer & Co. Inc. on behalf of the Placement Agents, pursuant to which each transferee shall agree to receive and hold such Common Stock or Beneficially Owned Shares subject to the provisions hereof, and there shall be no further transfer except in accordance with the provisions hereof.

The foregoing restrictions are expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or reasonably expected to lead to or result in a sale or disposition of the Beneficially Owned Shares or Common Stock even if such Beneficially Owned Shares or Common Stock would be disposed of by someone other than the undersigned.  Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put option or put equivalent position or call option or call equivalent position) with respect to any of the Beneficially Owned Shares or Common Stock or with respect to any security that includes, relates to, or derives any significant part of its value from such Beneficially Owned Shares or Common Stock.

The undersigned hereby agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent against the transfer of securities of the Company held by the undersigned during the Lock-Up Period (as may have been extended pursuant hereto), except in compliance with this Lock-Up Agreement.

The undersigned understands that, if the Company notifies the Placement Agents in writing that it does not intend to proceed with the Offering, or if the Securities Purchase Agreement executed by Purchasers in connection with the Offering does not become effective, or if the Offering shall terminate or be terminated prior to payment for and delivery of the Securities to be sold thereunder, or if the Securities Purchase Agreement has not been executed within thirty (30) days of the date hereof, this Lock-Up Agreement shall be terminated and the undersigned shall be released from all obligations under this Lock-Up Agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. This Lock-Up Agreement is irrevocable and all authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.  The undersigned agrees that Purchasers of the Securities in the Offering shall be intended third-party beneficiaries of the undersigned’s obligations under this Lock-Up Agreement.

This Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

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Very truly yours,
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Name of Security Holder (Print exact name)

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Signature

If not signing in an individual capacity:

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Name of Authorized Signatory (Print)

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Title of Authorized Signatory (Print)